Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fourth Quarter and Fiscal Year 2016 Financial Results
SCHAUMBURG, IL. - September 6, 2016 - Sparton Corporation (NYSE: SPA) today announced financial results for its fourth quarter and fiscal year ended July 3, 2016.
Fourth Quarter Financial Results:

•	Net sales of $107.0 million

•	Gross profit margin of 20.0%

•	SG&A expenses of $13.5 million, 12.6% of sales; $12.4 million, 11.6% on an adjusted basis

•	Adjusted operating income of $5.9 million, a 5.5% adjusted operating margin

•	Recognized an impairment of MDS Segment goodwill of $64.2 million

•	Loss per share of ($4.30); Earnings per share of $0.50 on an adjusted basis

•	Adjusted EBITDA of $10.0 million, 9.4% adjusted EBITDA margin

•	Free cash flow of $26.0 million

•	Borrowings under Credit Facility reduced $26.2 million from Q3 to $97.2 million
Fourth Quarter Highlights

•	Announced the exploration of a potential sale of the Company

•	Amended Credit Facility to provide additional flexibility

•	66 new program wins in the MDS Segment with expected annual revenue of $15 million when fully ramped up into production

•	Total new program wins in the MDS Segment in fiscal 2016 of $61 million of expected annual revenue when fully ramped up into production

•	$54 million award for the production of domestic sonobuoys

•	$11 million in awards for the production of foreign sonobuoys

•	Backlog of:

•	$138 million in the MDS Segment

•	$142 million in the ECP Segment principally including:

•	$117 million in domestic sonobouys

•	$6 million in foreign sonobouys

•	$14 million in ruggedized displays
Fiscal Year 2016 Financial Results:

•	Net sales of $419.4 million

•	Gross profit margin of 19.1%

•	SG&A expenses of $55.2 million, 13.2% of sales; $51.9 million, 12.4% on an adjusted basis

•	Adjusted operating income of $16.3 million, a 3.9% adjusted margin

•	Loss per share of ($3.91); Earnings per share of $1.56 on an adjusted basis

•	Adjusted EBITDA of $33.5 million, adjusted EBITDA margin of 8.0%

•	Free cash flow of $42.0 million

Joseph J. Hartnett, Interim President & CEO, commented, “Our fourth quarter has been a very active one with the ongoing exploration of a potential sale of the Company as well as continuing to implement operational and financial improvements. Our sales pipeline and new program wins continue to show traction as a result of our focus on organic growth initiatives. Additionally, we believe the Company is well on its way to building a business model that supports profitable revenue growth through new business development and improved operating performance. ”
Joe McCormack, Senior Vice President and CFO, commented, “We recognized an impairment of goodwill in our MDS Segment as a result of the underperformance of our Hunter Technology acquisition and our inability to achieve sufficient organic revenue growth to offset the loss of a large customer as well as revenue declines due to fluctuation in customer demand across the segment. While we are disappointed in the need for a goodwill write-off, we continue to have positive developments in our financial performance including continued quarter over quarter improvements in our revenues, continued reductions in our SG&A footprint, and strong free cash flows.”
SELECTED FINANCIAL DATA

	For the Quarters Ended			For Fiscal Year
	Q4 FY16	Q3 FY16	Q4 FY15	2016	2015
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$106,967	$102,175	$126,393	$419,362	$382,125
Gross profit	21,422	19,067	28,090	80,148	74,814
Selling and administrative expenses	13,460	13,727	16,220	55,151	46,969
Impairment of goodwill	64,174	—	—	64,174	—
Operating income (loss)	(59,417)	2,676	8,809	(51,789)	17,252
Adjusted operating income (non-GAAP)	5,875	3,740	11,604	16,329	21,760
Earnings (loss) per share - diluted	(4.30)	0.12	0.51	(3.91)	1.10
Adjusted Earnings (loss) per share (non-GAAP)	0.50	0.34	0.81	1.56	1.74
EBITDA (non-GAAP)	(55,594)	6,546	12,398	(36,021)	28,647
Adjusted EBITDA (non-GAAP)	10,019	7,865	15,361	33,542	34,307
Adjusted EBITDA margin (non-GAAP)	9.4%	7.7%	12.2%	8.0%	9.0%
Free cash flow	$25,953	$6,235	$1,296	$42,034	$8,950

MDS Segment:
Gross sales	$72,346	$68,187	$84,749	$282,076	$263,940
Intercompany sales	(3,627)	(3,532)	(6,592)	(17,028)	(17,756)
Net sales	68,719	64,655	78,157	265,048	246,184
Gross profit	9,732	7,771	13,094	34,788	36,461
Selling and administrative expenses	3,155	3,608	6,744	14,621	11,934
Allocation of corporate expenses	2,281	2,242	1,886	9,192	6,681
Impairment of goodwill	64,174	—	—	64,174	—
Operating Income (loss)	(61,861)	231	2,663	(61,813)	9,535
Segment EBITDA, excluding goodwill impairment charge	7,597	5,235	7,244	24,424	25,335

ECP Segment:
Gross sales	$38,262	$37,566	$48,305	$154,559	$136,315
Intercompany sales	(14)	(46)	(69)	(245)	(374)
Net sales	38,248	37,520	48,236	154,314	135,941
Gross profit	11,690	11,296	14,961	45,360	38,353
Selling and administrative expenses	3,115	2,837	2,513	11,128	8,107
Allocation of corporate expenses	1,168	1,061	981	4,354	2,931
Operating Income	6,196	6,424	10,286	25,880	25,033
Segment EBITDA	8,009	8,140	12,027	32,821	29,602

Liquidity and Capital Resources
During the fourth quarter of 2016, the Company entered into Amendment #3 to its Credit Facility. This Amendment, among other things, reduced the facility from $275 million to $175 million and changed certain financial covenants to provide additional flexibility. As of July 3, 2016, the Company had $97 million borrowed and $77 million available under the facility.
Outlook
Mr. Hartnett concluded, "Looking forward, we expect the first quarter of fiscal year 2017 revenues to be in the range of $97 million to $101 million with a gross profit margin of approximately 18%. Segment revenues are expected to provide a similar relationship to this quarter's operating results."
Conference Call
The Company will host a conference call on Wednesday, September 7, 2016 at 10:00 a.m. CDT/11:00 a.m. EDT to discuss its fourth quarter and fiscal year 2016 financial results. To participate, callers should dial (888) 222-5602. Participants should dial in at least 5 minutes prior to the start of the call. A Web presentation link, including the slide presentation which will accompany the call, will also be available at: http://tinyurl.com/gpa8376. A replay of the call will be available on Sparton’s Web site: http://www.sparton.com in the “Investors” section.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from cost of goods sold, total operating expense, other income (expense) and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of income, we exclude certain expenses and income, including discrete tax benefits, because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provide useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.

About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 117th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10K and Form 10Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended (Unaudited)				For Fiscal Years
	July 3, 2016		June 30, 2015		July 3, 2016		June 30, 2015
	(Dollars in thousands, except per share data)
Net sales	$106,967	100.0%	$126,393	100.0%	$419,362	100.0%	$382,125	100.0%
Cost of goods sold	85,545	80.0%	98,303	77.8%	339,214	80.9%	307,311	80.4%
Gross profit	21,422	20.0%	28,090	22.2%	80,148	19.1%	74,814	19.6%
Selling and administrative expenses	13,460	12.6%	16,220	12.8%	55,151	13.2%	46,969	12.3%
Impairment of goodwill	64,174	60.0%	—	—%	64,174	15.3%	—	—%
Other operating expenses	3,205	3.0%	3,061	2.4%	12,612	3.0%	10,593	2.8%
Operating income (loss)	(59,417)	(55.5)%	8,809	7.0%	(51,789)	(12.3)%	17,252	4.5%
Interest expense and other	(1,101)	(1.0)%	(865)	(0.7)%	(3,710)	(0.9)%	(2,297)	(0.6)%
Income (loss) before income taxes	(60,518)	(56.6)%	7,944	6.3%	(55,499)	(13.2)%	14,955	3.9%
Income taxes	(18,437)	(17.2)%	2,846	2.3%	(17,216)	(4.1)%	3,966	1.0%
Net income (loss)	$(42,081)	(39.3)%	$5,098	4.0%	$(38,283)	(9.1)%	$10,989	2.9%
Income (Loss) per share of common stock:
Basic	$(4.30)		$0.52		$(3.91)		$1.10
Diluted	(4.30)		0.51		(3.91)		1.10
Weighted average shares of common stock outstanding:
Basic	9,791,212		9,792,873		9,786,315		9,874,441
Diluted	9,791,212		9,794,603		9,786,315		9,885,961

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	For fiscal years
	2016	2015
	($ in thousands)
Cash Flows from Operating Activities, net of
changes in working capital	$22,084	$26,161
Net changes in working capital	26,048	(21,624)
Cash Flows from Operating Activities	48,132	4,537
Cash Flows from Investing Activities:
Business acquisitions	178	(97,319)
Capital expenditures	(6,098)	(5,802)
Other investing activities	1,078	(986)
Cash Flows from Investing Activities	(4,842)	(104,107)
Cash Flows from Financing Activities:
Net change in Credit Facility	(57,294)	113,500
Other financing activities	(778)	(7,044)
Cash Flows from Financing Activities	(58,072)	106,456
Change in Cash and Cash Equivalents	(14,782)	6,886
Cash and Cash Equivalents - Beginning	14,914	8,028
Cash and Cash Equivalents - Ending	$132	$14,914

CONDENSED CONSOLIDATED BALANCE SHEETS

	July 3, 2016	June 30, 2015
	($ in thousands)
Assets
Cash and cash equivalents	$132	$14,914
Accounts receivable, net	46,759	70,974
Inventories	77,871	79,503
Prepaid and other current assets	5,844	5,488
Property, plant and equipment, net	33,320	32,608
Goodwill	12,663	74,175
Other intangible assets, net	36,933	45,825
Other assets	32,476	14,064
Total assets	$245,998	$337,551
Liabilities and Shareholders’ Equity
Accounts payable	$38,290	$29,948
Accrued expenses	11,512	12,355
Other current liabilities	12,637	16,328
Credit facility	97,206	154,500
Capital lease obligations	332	—
Environmental	6,117	7,117
Pension	1,276	424
Shareholders’ Equity	78,628	116,879
Total Liabilities and Shareholders’ Equity	$245,998	$337,551

RECONCILIATION OF NON-GAAP MEASURES

ADJUSTED EPS (NON-GAAP)	For the Quarters Ended			For the Fiscal Year Ended
	Q4 FY16	Q3 FY16	Q4 FY15	2016	2015
	(Dollars in thousands, except per share data)
Earnings per share - diluted, as reported	$(4.30)	$0.12	$0.51	$(3.91)	$1.10
Nonrecurring items	4.65	0.06	0.14	4.83	0.21
Amortization of intangible assets	0.15	0.16	0.16	0.64	0.43
Adjusted earnings per share	$0.50	$0.34	$0.81	$1.56	$1.74

Adjustments, net of tax:
Impairment of goodwill	$44,766	$—	$—	$44,766	$—
Costs related to potential sale of the Company	436	280	—	716	—
Restructuring costs	107	73	—	2,070	—
Other nonrecurring adjustments, net	184	301	1,376	(222)	2,077
Total nonrecurring	45,493	654	1,376	47,330	2,077
Amortization of intangible assets	1,474	1,535	1,548	6,235	4,284
Total adjustments	$46,967	$2,189	$2,924	$53,565	$6,361

ADJUSTED EBITDA (NON-GAAP)	For the Quarters Ended			For the Fiscal Year Ended
	Q4 FY16	Q3 FY16	Q4 FY15	2016	2015
	(Dollars in thousands)
Net income (loss)	$(42,081)	$1,136	$5,098	$(38,283)	$10,989
Interest expense	1,059	956	894	3,803	2,456
Income taxes	(18,437)	612	2,846	(17,216)	3,966
Depreciation and amortization	3,865	3,842	3,560	15,675	11,236
EBITDA	(55,594)	6,546	12,398	(36,021)	28,647
Adjustments:
Impairment of goodwill	64,174	—	—	64,174	—
Costs related to potential sale of Company	671	430	—	1,101	—
Restructuring charges	164	113	—	3,185	—
Stock-based compensation	321	255	167	1,445	1,885
Other non-recurring adjustments, net	283	521	2,796	(342)	3,775
Total adjustments	65,613	1,319	2,963	69,563	5,660
Adjusted EBITDA	$10,019	$7,865	$15,361	$33,542	$34,307

Adjusted EBITDA margin	9.4%	7.7%	12.2%	8.0%	9.0%

ADJUSTED SG&A AND OPERATING INCOME (NON-GAAP)

	For the Quarters Ended
	Q4 FY16		Q3 FY16		Q4 FY15
	SG&A	Operating Income	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$13,460	$(59,417)	$13,727	$2,676	$16,220	$8,809
Percentage of sales	12.6%	(55.5)%	13.4%	2.6%	12.8%	7.0%
Adjustments:
Impairment of goodwill	—	64,174	—	—	—	—
Costs related to potential sale of the Company	671	671	430	430	—	—
Restructuring costs	60	164	371	113	—	—
Other nonrecurring adjustments, net	283	283	321	521	252	2,795
Total adjustments	1,014	65,292	1,122	1,064	252	2,795
As adjusted	$12,446	$5,875	$12,605	$3,740	$15,968	$11,604

Adjusted percentage of sales	11.6%	5.5%	12.3%	3.7%	12.6%	9.2%

	For the Fiscal Year Ended
	July 3, 2016		June 30, 2015
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$55,151	$(51,789)	$46,969	$17,252
Percentage of sales	13.2%	(12.3)%	12.3%	4.5%
Adjustments:
Impairment of goodwill	—	64,174	—	—
Costs related to potential sale of the Company	1,101	1,101	—	—
Restructuring costs	979	3,185	—	152
Other nonrecurring adjustments, net	1,188	(342)	1,322	4,356
Total adjustments	3,268	68,118	1,322	4,508
As adjusted	$51,883	$16,329	$45,647	$21,760

Adjusted percentage of sales	12.4%	3.9%	11.9%	5.7%